[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) NEW DISCOVERY
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Donald E. Pitcher*                                       business day from 9 a.m. to 5 p.m. Eastern time.
Robert A. Henderson*                                     (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
INVESTOR INFORMATION                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
For information on MFS mutual funds, call your           touch-tone telephone.
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business         WORLD WIDE WEB
day from 9 a.m. to 5 p.m. Eastern time (or leave a       www.mfs.com
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -18.99%, and Service Class shares -19.12%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -17.35% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

A CHALLENGING ENVIRONMENT
Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP), the small-cap investing environment proved challenging over the period. The economic recovery has not been as strong or as widespread as we had hoped when the year began.

Consumer spending has held up and benefited consumer-related stocks. Less economically sensitive sectors such as health care have also held their own. Business spending, however, has been a real area of disappointment. We haven't yet seen the confidence in future sales that makes corporations want to spend on plants, equipment, and hiring. And that has hurt software companies, semiconductor companies, telecommunications equipment companies, and a number of other areas that are a big part of the small-cap universe.

SHIFTS IN SECTOR WEIGHTINGS
As a result of changes we saw happening in the market, we made some large shifts in the portfolio's holdings during the period, especially in late spring and early summer. Some background may help explain what led up to those changes. Over the summer of last year, we had increased our technology holdings in anticipation of an eventual recovery. When the events of September 11 drove the market down sharply, we used the opportunity to further increase our weighting in technology and increase our exposure to restaurant and broadcasting firms. When the market came roaring back in the fourth quarter of 2001, those holdings did well, and generally continued to help performance through March of 2002.

In early spring, however, many of our technology positions began to experience difficulty. It became clear to us that corporations were holding back on technology purchases for the foreseeable future, in part due to excess capacity added in previous years. In response, we made major shifts in the series' holdings in April, May, and June. Many technology positions were reduced or sold off.

We also sold off our position in Edison Schools, a firm that attempted to pioneer a new industry by privatizing the operation of several public schools. Although the company originally appeared to us to have great promise, over the period it suffered several disappointments. We began to doubt it could deliver on its premise of running schools both better and more economically, and ultimately this was a holding that lost money for the portfolio.

As we sold off some holdings, we increased our positions in more-consumer-related sectors such as leisure and retailing. The portfolio's financial services weighting was also increased as we found new growth opportunities in that sector. In each of these areas, we found companies that, in a tough economy, have benefited from solid consumer spending and a low interest rate environment.

AREAS OF OPPORTUNITY
As of the end of the period, the portfolio held positions in a number of firms that we felt represented growth opportunities, despite a weak economic environment. In the retail sector, holdings included Michaels Stores, a chain of arts and crafts stores that has dominated its niche and has been growing rapidly, and retail chains that cater to a cost-conscious customer, such as Pier 1 Imports, Linens 'n Things, and Dollar Tree Stores.

Following a similar theme, our holdings in the leisure sector included several restaurant chains with lower-priced menus, including international pizza franchiser Papa John's, family restaurant operator Outback Steakhouse, and Jack in the Box, a fast food chain that our research indicated was the West Coast market leader among the heaviest buyers of fast food: 18- to 24-year old males. In the financial services sector, we added positions in a number of smaller regional banks; we felt their share prices were at attractive levels and that they might benefit from a moderate recovery and a continuing low interest rate environment.

That said, we have not abandoned sectors such as health care and technology that have historically been core growth areas for the portfolio. Health care, in our view, has been somewhat insulated from the downturn in business spending because demand in that sector does not slow down with the economy. Also, there continued to be a lot of innovation in the industry. We've invested in businesses such as pharmacy benefits manager Caremark Rx, which helps employers control the cost of providing a prescription drug benefit, and firms that provide kidney dialysis or oxygen bottles. Noven Pharmaceuticals, another holding, has been a leader in the market for transdermal patches, a noninvasive method of delivering medication. Many of these companies have continued to grow through a recession and a weak recovery, largely because we have an aging population.

In technology, we've eliminated holdings that we think may take a long time to recover. However, we've maintained positions in other companies that we believe have been leaders in their industries and may be winners when technology spending revives. Data storage, for example, is an area where we've continued to see opportunity because the volume of stored corporate information has continued to grow at a dramatic rate.

CHANGE IN PORTFOLIO MANAGEMENT
In the spring of 2002, we became managers of the series, replacing Neil D. Wagner. As of the end of the period, we planned to manage the portfolio in the same manner that we believe has worked well over the past several years, and no major changes in style or strategy were anticipated. Between the two of us, we have managed portfolios at MFS for over two decades, and we feel this experience over a variety of market conditions may be a particular asset during this volatile and unsettled economic period.

    Respectfully,

/s/ Robert A. Henderson                           /s/ Donald E. Pitcher

    Robert A. Henderson                               Donald E. Pitcher
    Portfolio Manager                                 Portfolio Manager

Notes to shareholders: Robert A. Henderson and Donald E. Pitcher became managers of the portfolio in April and June, respectively, replacing Neil D. Wagner.

Effective March 1, 2002, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark. We believe the Russell 2000 Growth Index more accurately reflects the portfolio's growth discipline. The Russell 2000 Index is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Robert A. Henderson is a Vice President at MFS Investment Management(R). He is also a portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities. Mr. Henderson joined the company in 1996 as an equity research analyst covering the utilities, retail, mining, financial services, and the food, beverage and tobacco industries in Latin America and Canada. He was named portfolio manager in April 2002. From 1991 to 1996 Mr. Henderson worked as an equity research analyst for David L. Babson & Company, Inc., where he was named a vice president in 1993. He was a consultant with Alliance Consulting Group, Inc. in Cambridge, MA, from 1988 to 1991. Mr. Henderson holds a Masters of Business Administration degree from Stanford University and a bachelors degree from Harvard College.

Donald F. Pitcher, Jr., is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the small-cap growth and global growth portfolios of our mutual funds, institutional accounts, and offshore investment products. Mr. Pitcher joined MFS in 1971 as an Investment Officer. He was named Assistant Vice President in 1974, Vice President in 1977 and Senior Vice president in 1985. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $331.5 million as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS

                             6 Months        1 Year        3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return       -18.99%       -21.86%         +8.78%      +33.64%
-------------------------------------------------------------------------------
Average Annual Return            --         -21.86%         +2.84%      + 7.21%
-------------------------------------------------------------------------------

SERVICE CLASS
                             6 Months        1 Year        3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return       -19.12%       -22.04%         +8.28%      +33.03%
-------------------------------------------------------------------------------
Average Annual Return            --         -22.04%         +2.69%      + 7.09%
-------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, May 1, 1998, through June 30, 2002. Index information is from May 1, 1998.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 89.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.2%
  Aerospace & Defense - 0.1%
    Herley Industries Inc.*                                             13,900             $    294,819
-------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Delta and Pine Land Co.                                             85,860             $  1,725,786
-------------------------------------------------------------------------------------------------------
  Auto Parts - 0.7%
    O'Reilly Automotive, Inc.*                                          79,310             $  2,185,784
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.3%
    Alabama National Bancorp                                            13,300             $    575,757
    Anchor Bancorp Wisconsin Inc.                                       18,700                  450,857
    Bancfirst Corp.                                                      3,900                  180,921
    Bank Mutual Corp.                                                   19,800                  403,326
    Bankatlantic Bancorp Inc.                                           70,300                  871,720
    Bankunited Financial Corp.*                                         22,700                  440,153
    Brookline Bancorp Inc.                                              44,900                1,135,970
    Capitol Federal Financial                                            6,200                  161,696
    Chemical Financial Corp.                                             9,500                  356,345
    Connecticut Bancshares Inc.                                         11,400                  378,480
    F & M Bancorp                                                        6,100                  215,208
    Financial Institutions Inc.                                         14,800                  560,328
    First Bancorp Puerto Rico                                           10,400                  392,080
    First Federal Capital Corp.                                         26,800                  592,280
    First Financial Bankshares, Inc.                                     4,500                  188,275
    First Financial Holdings, Inc.                                      18,300                  599,142
    First Niagara Financial Group, Inc.                                  6,700                  185,992
    Frontier Financial Corp.                                             8,800                  258,280
    Glacier Bancorp, Inc.                                                7,700                  188,650
    Harbor Florida Bancshares, Inc.                                     25,900                  538,979
    Harleysville National Corp.                                          8,000                  216,080
    Hudson River Bancorp Inc.                                            8,500                  229,415
    Independence Community Bank Corp.                                   18,000                  526,860
    Independent Bank Corp.                                              12,000                  378,720
    MAF Bancorp Inc.                                                    14,200                  533,920
    MB Financial Inc.                                                   16,400                  563,996
    National Penn Bancshares Inc.                                        7,300                  191,260
    Pacific Capital Bancorp                                             22,233                  530,924
    Pacific Northwest Bancorp                                           18,600                  582,552
    PFF Bancorp Inc.                                                    11,100                  426,240
    Sandy Spring Bancorp Inc.                                           11,600                  372,940
    Seacoast Financial Services Corp.                                   17,400                  436,218
    South Financial Group Inc.                                          32,300                  723,811
    Sterling Bancorp                                                     5,500                  196,350
    Sterling Financial Corp.                                             5,975                  149,136
    Susquehanna Bancshares Inc.                                         23,900                  542,769
    UCBH Holdings Inc.                                                   9,400                  357,294
    Umpqua Holdings Corp.                                               21,300                  393,624
    Westcorp                                                            28,000                  894,600
    Wintrust Financial Corp.                                            22,300                  770,911
                                                                                           ------------
                                                                                           $ 17,692,059
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.4%
    Alkermes, Inc.*                                                     20,000             $    320,200
    Harvard Bioscience, Inc.*                                            7,030                   39,298
    Inveresk Research Group Inc.*                                       80,800                1,051,208
                                                                                           ------------
                                                                                           $  1,410,706
-------------------------------------------------------------------------------------------------------
  Building Materials
    Florida Rock Industries, Inc.                                        2,600             $     93,106
-------------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Services, Inc., "A"*                            37,591             $  1,784,821
    Therma-Wave, Inc.*                                                  44,680                  508,905
                                                                                           ------------
                                                                                           $  2,293,726
-------------------------------------------------------------------------------------------------------
  Business Services - 9.7%
    Arbitron, Inc.*                                                      8,090             $    252,408
    BISYS Group, Inc.*                                                 100,690                3,352,977
    Braun Consulting, Inc.*                                            206,800                  721,732
    Bright Horizons Family Solutions, Inc.*                             27,110                  897,612
    C.H. Robinson Worldwide, Inc.                                       29,750                  997,517
    Concord EFS, Inc.*                                                 154,896                4,668,565
    Dendrite International, Inc.*                                      242,773                2,347,615
    Diamondcluster International, Inc.*                                 89,370                  534,433
    DST Systems, Inc.*                                                  64,500                2,948,295
    Forrester Research, Inc.*                                          100,120                1,942,228
    Gartner Group, Inc., "A"*                                           69,580                  702,758
    infoUSA, Inc.*                                                      95,966                  525,030
    KPMG Consulting, Inc.                                              146,640                2,179,070
    Mettler Toledo International, Inc.*                                 43,942                1,620,142
    MPS Group, Inc.*                                                    96,009                  816,077
    NCO Group, Inc.*                                                    55,710                1,230,634
    Perot Systems Corp.*                                                27,400                  298,386
    Probusiness Services, Inc.*                                         70,335                1,024,711
    Radiant Systems, Inc.*                                              30,899                  402,614
    Sitara Networks, Inc.*++                                             2,827                        0
    Spherion Corp.*                                                    130,480                1,552,712
    Technology Solutions Co.*                                          118,262                  151,375
    WebMD Corp.*                                                       541,170                3,046,787
                                                                                           ------------
                                                                                           $ 32,213,678
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.2%
    Netegrity, Inc.*                                                   132,707             $    817,475
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.6%
    HNC Software, Inc.*                                                 51,433             $    858,931
    Verity, Inc.*                                                       99,080                1,098,797
                                                                                           ------------
                                                                                           $  1,957,728
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.2%
    CheckFree Corp.*                                                    38,028             $    594,758
    Covansys Corp.*                                                     65,933                  370,543
    Hyperion Solutions Corp.*                                          139,317                2,540,766
    Informatica Corp.*                                                 147,670                1,046,980
    Interwoven, Inc.*                                                  103,790                  316,560
    Jack Henry & Associates, Inc.                                      212,180                3,541,284
    Legato Systems, Inc.*                                              358,680                1,291,248
    Manhattan Associates, Inc.*                                         28,100                  903,696
                                                                                           ------------
                                                                                           $ 10,605,835
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.5%
    Aspen Technology, Inc.*                                             88,294             $    736,372
    Edwards (J.D.) & Co.*                                              206,530                2,509,340
    Global Payments, Inc.                                               76,504                2,275,994
    Keane, Inc.*                                                       163,750                2,030,500
    McDATA Corp.*, Class A                                              91,940                  809,991
    McDATA Corp.*, Class B                                             260,500                2,318,450
    Renaissance Learning Inc.*                                           6,250                  126,375
    StorageNetworks, Inc.*                                             374,360                  737,115
                                                                                           ------------
                                                                                           $ 11,544,137
-------------------------------------------------------------------------------------------------------
  Construction - 0.4%
    KB Home                                                             25,140             $  1,294,961
-------------------------------------------------------------------------------------------------------
  Construction Services - 0.6%
    Martin Marietta Materials, Inc.                                     47,881             $  1,867,359
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.9%
    Alberto Culver Co.                                                  16,900             $    807,820
    Church & Dwight, Inc.                                               44,400                1,391,052
    Dial Corp.                                                          39,200                  784,784
                                                                                           ------------
                                                                                           $  2,983,656
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.5%
    EDO Corp.                                                           48,100             $  1,370,850
    MTC Technologies Inc.                                                8,100                  153,900
                                                                                           ------------
                                                                                           $  1,524,750
-------------------------------------------------------------------------------------------------------
  Electronics - 2.7%
    Cable Design Technologies Corp.*                                    53,145             $    544,736
    DSP Group, Inc.*                                                   134,450                2,635,220
    Fairchild Semiconductor International Co.*                          73,820                1,793,826
    Intersil Holding Corp.*                                             18,700                  399,806
    LTX Corp.*                                                         100,320                1,432,570
    Mattson Technology, Inc.*                                           36,890                  170,432
    Tektronix, Inc.*                                                    54,750                1,024,373
    Veeco Instruments, Inc.*                                            48,122                1,112,099
                                                                                           ------------
                                                                                           $  9,113,062
-------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Rowan Cos., Inc.                                                    80,100             $  1,718,145
-------------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    Emmis Broadcasting Corp., "A"*                                     111,961             $  2,372,454
    Entercom Communications Corp.*                                      40,065                1,838,983
    Hearst-Argyle Television, Inc.*                                     54,500                1,228,975
    Playboy Enterprises, Inc., "B"*                                    190,240                2,425,560
    Spanish Broadcasting Systems, Inc.*                                115,955                1,159,550
    World Wrestling Federation Entertainment, Inc.*                    141,780                2,069,988
                                                                                           ------------
                                                                                           $ 11,095,510
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federated Investors, Inc., "A"                                      21,190             $    732,538
    Financial Federal Corp.*                                            15,518                  513,646
    Student Loan Corp.                                                   2,900                  240,236
    Webster Financial Corp.                                              4,300                  164,432
                                                                                           ------------
                                                                                           $  1,650,852
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    American Italian Pasta Co.*                                          3,000             $    152,970
    Coors Adolph Co.                                                     4,800                  299,040
    Del Monte Foods Co.*                                                93,611                1,104,610
                                                                                           ------------
                                                                                           $  1,556,620
-------------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - 1.1%
    Ethan Allen Interiors, Inc.                                         53,630             $  1,869,006
    Pier 1 Imports, Inc.                                                89,790                1,885,590
                                                                                           ------------
                                                                                           $  3,754,596
-------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.4%
    Station Casinos, Inc.*                                              83,155             $  1,484,317
-------------------------------------------------------------------------------------------------------
  Healthcare - 4.1%
    Apria Healthcare Group, Inc.*                                       90,520             $  2,027,648
    Caremark Rx, Inc.*                                                 419,772                6,926,238
    Community Health Systems Inc.*                                      19,200                  514,560
    First Health Group Corp.*                                          101,750                2,853,070
    Select Medical Corp.*                                               71,030                1,112,330
                                                                                           ------------
                                                                                           $ 13,433,846
-------------------------------------------------------------------------------------------------------
  Housing - 0.4%
    Toll Brothers Inc.*                                                 46,820             $  1,371,826
-------------------------------------------------------------------------------------------------------
  Insurance - 1.2%
    Arthur J. Gallagher & Co.                                           23,190             $    803,534
    Willis Group Holdings Ltd.*                                        101,540                3,341,681
                                                                                           ------------
                                                                                           $  4,145,215
-------------------------------------------------------------------------------------------------------
  Internet - 0.9%
    Digital Insight Corp.*                                              51,280             $    843,556
    OneSource Information Services, Inc.*                               25,100                  168,170
    Retek, Inc.*                                                        76,700                1,863,810
                                                                                           ------------
                                                                                           $  2,875,536
-------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Brooks-PRI Automation Inc.*                                         60,311             $  1,541,549
-------------------------------------------------------------------------------------------------------
  Manufacturing - 0.8%
    Armor Holdings, Inc.*                                               46,220             $  1,178,610
    Kemet Corp.*                                                        78,800                1,407,368
                                                                                           ------------
                                                                                           $  2,585,978
-------------------------------------------------------------------------------------------------------
  Media - 1.7%
    A.H. Belo Corp.                                                     67,700             $  1,530,697
    Lin TV Corp.*                                                       37,600                1,016,704
    McClatchy Co.                                                       30,500                1,959,625
    Radio One, Inc.*                                                    73,800                1,097,406
                                                                                           ------------
                                                                                           $  5,604,432
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.1%
    CONMED Corp.*                                                      115,695             $  2,583,469
    DJ Orthopedics, Inc.*                                               70,050                  574,410
    Edwards Lifesciences Corp.*                                        147,340                3,418,288
    Haemonetics Corp.*                                                 199,576                5,827,619
    Inhale Therapeutic Systems Co.*                                    313,460                2,974,736
    Noven Pharmaceuticals, Inc.*                                       177,950                4,537,725
    Urologix, Inc.*                                                     30,400                  388,816
    Wilson Great Batch Technologies, Inc.*                              81,670                2,080,952
    Zoll Medical Corp.*                                                 36,980                1,202,959
                                                                                           ------------
                                                                                           $ 23,588,974
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 8.8%
    Ameripath, Inc.*                                                   107,050             $  2,401,131
    Cyberonics, Inc.*                                                   27,673                  363,042
    Davita, Inc.*                                                       33,627                  800,323
    IDEXX Laboratories, Inc.*#                                         128,443                3,312,545
    LifePoint Hospitals, Inc.*                                          35,684                1,295,686
    Lincare Holdings, Inc.*                                            115,740                3,738,402
    NDCHealth Corp.                                                     93,175                2,599,582
    Orthodontic Centers of America, Inc.*                              129,599                2,987,257
    Osteotech, Inc.*                                                    50,644                  374,259
    Pharmaceutical Product Development, Inc.*                          149,750                3,944,415
    Renal Care Group, Inc.*                                             44,650                1,390,848
    Steris Corp.*                                                      111,950                2,139,365
    Sunrise Assisted Living, Inc.*                                      97,480                2,612,464
    Triad Hospitals, Inc.*                                              28,427                1,204,736
                                                                                           ------------
                                                                                           $ 29,164,055
-------------------------------------------------------------------------------------------------------
  Oil Services - 2.9%
    Cal Dive International, Inc.*                                       43,880             $    965,360
    Dril-Quip, Inc.*                                                    63,254                1,578,187
    Hydril Co.                                                          35,300                  946,040
    National Oilwell, Inc.*                                             38,700                  814,635
    Pride International, Inc.*                                         101,000                1,581,660
    Superior Energy Services Inc.*                                      33,800                  343,070
    Trico Marine Services, Inc.*                                       140,080                  951,143
    Varco International, Inc.*                                         134,500                2,359,130
                                                                                           ------------
                                                                                           $  9,539,225
-------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Newfield Exploration Co.*                                           55,072             $  2,047,026
    Premcor Inc.                                                        10,315                  265,302
                                                                                           ------------
                                                                                           $  2,312,328
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.4%
    Abgenix, Inc.*+                                                     13,500             $    125,685
    Medicis Pharmaceutical Corp.*                                       31,910                1,364,472
                                                                                           ------------
                                                                                           $  1,490,157
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.3%
    Lee Enterprises, Inc.                                               51,200             $  1,792,000
    Proquest Co.*                                                       25,300                  898,150
    Scholastic Corp.*                                                  126,047                4,777,181
                                                                                           ------------
                                                                                           $  7,467,331
-------------------------------------------------------------------------------------------------------
  Real Estate - 0.3%
    Pulte Homes, Inc.                                                   15,100             $    867,948
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 6.4%
    California Pizza Kitchen, Inc.*                                    111,800             $  2,772,640
    CEC Entertainment, Inc.*                                            73,260                3,025,638
    Jack in the Box, Inc.*                                             122,030                3,880,554
    Outback Steakhouse, Inc.*                                          129,280                4,537,728
    Papa John's International, Inc.*                                    47,848                1,597,645
    Prime Hospitality Corp.*                                            20,900                  271,491
    RARE Hospitality International, Inc.*                               45,780                1,232,397
    Sonic Corp.*                                                       119,934                3,767,127
                                                                                           ------------
                                                                                           $ 21,085,220
-------------------------------------------------------------------------------------------------------
  Retail - 6.5%
    AnnTaylor Stores Corp.*                                             73,555             $  1,867,561
    Big 5 Sporting Goods Corp.                                          64,190                  917,275
    Charming Shoppes, Inc.                                             222,100                1,918,944
    Cost Plus, Inc.*                                                    51,770                1,583,127
    Dollar Tree Stores, Inc.*                                           71,140                2,803,627
    Linens 'n Things, Inc.*                                             13,100                  429,811
    Michaels Stores, Inc.*                                             113,320                4,419,480
    Petco Animal Supplies, Inc.*                                        24,220                  603,320
    Regis Corp.                                                        116,290                3,142,040
    Talbots, Inc.                                                       81,850                2,864,750
    Tuesday Morning Corp.*                                              63,000                1,169,280
                                                                                           ------------
                                                                                           $ 21,719,215
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.8%
    Career Education Corp.*                                             53,110             $  2,389,950
    DeVry, Inc.*                                                        43,300                  988,972
    Sylvan Learning Systems, Inc.*                                     126,570                2,523,806
                                                                                           ------------
                                                                                           $  5,902,728
-------------------------------------------------------------------------------------------------------
  Technology - 0.7%
    Varian, Inc.*                                                       71,016             $  2,339,977
-------------------------------------------------------------------------------------------------------
  Telecommunications - 2.2%
    Advanced Fibre Communications, Inc.*                               177,740             $  2,939,820
    Amdocs Ltd.*                                                        85,120                  642,656
    Computer Network Technology Corp.*                                  45,874                  281,208
    Crown Castle International Corp.*                                   74,500                  292,785
    Globespan Virata, Inc.*                                            558,606                2,161,805
    Inet Technologies, Inc.*                                            66,920                  451,710
    Tekelec Co.*                                                        53,770                  431,773
                                                                                           ------------
                                                                                           $  7,201,757
-------------------------------------------------------------------------------------------------------
  Trucking - 2.2%
    Heartland Express, Inc.                                             50,754             $  1,214,543
    J.B. Hunt Transport Services, Inc.*                                 71,490                2,110,385
    Knight Transportation, Inc.*                                        61,670                1,430,127
    Swift Transportation, Inc.*                                         63,600                1,481,880
    Werner Enterprises, Inc.                                            46,890                  999,226
                                                                                           ------------
                                                                                           $  7,236,161
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $292,352,125
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.7%
  Canada - 0.8%
    Zarlink Semiconductor, Inc. (Electronics)*                         532,505             $  2,710,450
-------------------------------------------------------------------------------------------------------
  France - 0.3%
    Wavecom S.A. (Telecommunications)                                   26,800             $  1,081,657
-------------------------------------------------------------------------------------------------------
  Ireland
    SmartForce PLC (Internet)*                                          41,810             $    142,154
-------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Fundtech Ltd. (Computer Software - Systems)*                        43,990             $    175,960
-------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)                                                 118,590             $  1,529,811
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $  5,640,032
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $316,087,547)                                               $297,992,157
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stock
-------------------------------------------------------------------------------------------------------
U.S. Stocks
  Business Services
    Sitara Networks, Inc.*++ (Identified Cost, $116,035)                84,857             $          0
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/02                             $    1,073             $  1,073,000
    General Electric Capital Corp., due 7/01/02                          6,186                6,186,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $  7,259,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 9.9%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $32,853,338 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                              $   32,848             $ 32,848,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $356,310,582)                                          $338,099,157

Other Assets, Less Liabilities - (2.0)%                                                      (6,561,507)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $331,537,650
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
 + Restricted security.
++ Unlisted board priced.
 # Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $356,310,582)            $338,099,157
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        51,383,835
  Cash                                                                      108
  Receivable for investments sold                                     8,514,052
  Receivable for series shares sold                                   1,674,829
  Interest and dividends receivable                                      37,224
                                                                   ------------
      Total assets                                                 $399,709,205
                                                                   ------------
Liabilities:
  Payable for investments purchased                                  16,007,911
  Payable for series shares reacquired                                  748,497
  Collateral for securities loaned, at value                         51,383,835
  Payable to affiliates -
    Management fee                                                       24,167
    Reimbursement fee                                                     4,028
    Distribution fee                                                      3,117
                                                                   ------------
      Total liabilities                                            $ 68,171,555
                                                                   ------------
Net assets                                                         $331,537,650
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $422,867,658
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (18,211,601)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (71,909,207)
  Accumulated net investment loss                                    (1,209,200)
                                                                   ------------
      Total                                                        $331,537,650
                                                                   ============
Shares of beneficial interest outstanding                           26,874,078
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $177,055,679 / 14,323,155 shares of
    beneficial interest outstanding)                                   $12.36
                                                                       ======
Service Class shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $154,481,971 / 12,550,923 shares of
    beneficial interest outstanding)                                   $12.31
                                                                       ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment gain:
  Income -
    Interest                                                       $    305,663
    Dividends                                                           277,788
    Security lending income                                             104,422
                                                                   ------------
      Total investment income                                      $    687,873
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,493,035
    Trustees' compensation                                                5,614
    Shareholder servicing agent fee                                      58,135
    Distribution fee (Service Class)                                    155,199
    Administrative fee                                                   29,037
    Custodian fee                                                        85,087
    Printing                                                             21,476
    Auditing fees                                                        30,189
    Legal fees                                                            2,153
    Miscellaneous                                                         2,481
                                                                   ------------
      Total expenses                                               $  1,882,406
    Fees paid indirectly                                                 (3,876)
    Reimbursement of expenses to investment adviser                      18,543
                                                                   ------------
      Net expenses                                                 $  1,897,073
                                                                   ------------
        Net investment loss                                        $ (1,209,200)
                                                                   ------------
  Realized and unrealized loss on investments:
    Realized loss (identified cost basis) -
      Investment transactions                                      $(38,156,534)
      Foreign currency transactions                                      (2,068)
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(38,158,602)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(32,830,084)
    Translation of assets and liabilities in foreign currencies            (176)
                                                                   ------------
      Net unrealized loss on investments and foreign currency      $(32,830,260)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(70,988,862)
                                                                   ------------
          Decrease in net assets from operations                   $(72,198,062)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED               YEAR ENDED
                                                              JUNE 30, 2002        DECEMBER 31, 2001
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $ (1,209,200)            $ (1,570,156)
  Net realized loss on investments and foreign currency
    transactions                                               (38,158,602)             (31,640,777)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       (32,830,260)              26,772,897
                                                              ------------             ------------
    Decrease in net assets from operations                    $(72,198,062)            $ (6,438,036)
                                                              ------------             ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                     $       --               $ (3,273,212)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                             --                 (1,365,959)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                     --                 (1,488,944)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                     --                   (621,358)
                                                              ------------             ------------
    Total distributions declared to shareholders              $       --               $ (6,749,473)
                                                              ------------             ------------
Net increase in net assets from series share
  transactions                                                $ 85,365,694             $144,141,019
                                                              ------------             ------------
    Total increase in net assets                              $ 13,167,632             $130,953,510
Net assets:
  At beginning of period                                      $318,370,018             $187,416,508
                                                              ------------             ------------
  At end of period (including accumulated net investment
    loss of $1,209,200 and $0, respectively)                  $331,537,650             $318,370,018
                                                              ============             ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                                                                               PERIOD ENDED
                                  SIX MONTHS ENDED        ----------------------------------------------       DECEMBER 31,
                                     JUNE 30, 2002               2001              2000             1999              1998*
                                       (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $15.27             $16.61            $17.27           $10.22             $10.00
                                            ------             ------            ------           ------             ------
Income from investment operations# -
  Net investment loss(S)                    $(0.04)            $(0.09)           $(0.08)          $(0.09)            $(0.04)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (2.87)             (0.74)            (0.26)            7.53               0.26
                                            ------             ------            ------           ------             ------
      Total from investment operations      $(2.91)            $(0.83)           $(0.34)          $ 7.44             $ 0.22
                                            ------             ------            ------           ------             ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                            $ --               $(0.35)           $(0.32)          $(0.39)            $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                              --                (0.16)             --               --                 --
                                            ------             ------            ------           ------             ------
      Total distributions declared to
        shareholders                        $ --               $(0.51)           $(0.32)          $(0.39)            $ --
                                            ------             ------            ------           ------             ------
Net asset value - end of period             $12.36             $15.27            $16.61           $17.27             $10.22
                                            ======             ======            ======           ======             ======
Total return                                (18.99)%++          (5.03)%           (1.99)%          73.41%              2.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                  1.05%+             1.06%             1.08%            1.17%              1.17%+
  Net investment loss                        (0.64)%+           (0.61)%           (0.48)%          (0.72)%            (0.74)%+
Portfolio turnover                              44%                63%               65%             185%               130%
Net assets at end of period (000
Omitted)                                  $177,056           $194,098          $145,113          $18,115             $1,138

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                 $(0.04)            $(0.09)           $(0.09)          $(0.25)            $(0.28)
        Ratios (to average net assets):
          Expenses##                          1.04%+             1.09%             1.11%            2.49%              5.22%+
          Net investment loss                (0.63)%+           (0.64)%           (0.51)%          (2.04)%            (4.79)%+
 * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED               PERIOD ENDED
                                                    JUNE 30, 2002             DECEMBER 31, 2001         DECEMBER 31, 2000*
                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $15.22                       $16.59                      $17.73
                                                           ------                       ------                      ------
Income from investment operations# -
  Net investment loss(S)                                   $(0.06)                      $(0.12)                     $(0.07)
  Net realized and unrealized loss on investments
    and foreign currency                                    (2.85)                       (0.75)                      (1.07)
                                                           ------                       ------                      ------
      Total from investment operations                     $(2.91)                      $(0.87)                     $(1.14)
                                                           ------                       ------                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                  $ --                         $(0.34)                     $ --
  In excess of net realized gain on
    investments and foreign currency transactions            --                          (0.16)                       --
                                                           ------                       ------                      ------
      Total distributions declared to shareholders         $ --                         $(0.50)                     $ --
                                                           ------                       ------                      ------
Net asset value - end of period                            $12.31                       $15.22                      $16.59
                                                           ======                       ======                      ======
Total return                                               (19.12)%++                    (5.25)%                     (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.27%+                       1.26%                       1.26%+
  Net investment loss                                       (0.84)%+                     (0.82)%                     (0.67)%+
Portfolio turnover                                             44%                          63%                         65%
Net assets at end of period (000 Omitted)                $154,482                     $124,272                     $42,304

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees.
      In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                                $(0.06)                      $(0.12)                     $(0.08)
        Ratios (to average net assets):
          Expenses##                                         1.26%+                       1.29%                       1.29%+
          Net investment loss                               (0.83)%+                     (0.85)%                     (0.70)%+
 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business Organization
MFS New Discovery Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 127 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $49,128,603. These loans were collateralized by cash of $51,383,835 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     51,383,835         $51,383,835
                                                                    -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $3,522 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $354 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                          DECEMBER 31, 2001   DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                              $6,491,642          $1,175,178
    Long-term capital gain                          257,831               5,702
                                                 ----------          ----------
Total distributions declared                     $6,749,473          $1,180,880
                                                 ==========          ==========

As of December 31, 2001 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Capital loss carryforward        $(29,003,244)
                Undistributed gain                  9,871,298

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002, aggregate un-reimbursed expenses amounted to $145,142.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $217,381,636 and $133,321,684, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $361,057,943
                                                                ------------
Gross unrealized depreciation                                   $(43,555,860)
Gross unrealized appreciation                                     20,597,074
                                                                ------------
    Net unrealized depreciation                                 $(22,958,786)
                                                                ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                             SIX MONTHS ENDED JUNE 30, 2002               YEAR ENDED DECEMBER 31, 2001
                             ------------------------------             ------------------------------
                                 SHARES              AMOUNT                 SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                   5,129,963        $ 73,191,360              9,887,759        $149,034,953
Shares issued to
  shareholders in
  reinvestment of
  distributions                  --                 --                     311,049           4,762,155
Shares reacquired            (3,517,123)        (49,704,696)            (6,224,746)        (93,326,290)
                             ----------        ------------             ----------        ------------
    Net increase              1,612,840        $ 23,486,664              3,974,062        $ 60,470,818
                              =========        ============              =========        ============

Service Class shares
                             SIX MONTHS ENDED JUNE 30, 2002               YEAR ENDED DECEMBER 31, 2001
                             ------------------------------             ------------------------------
                                 SHARES              AMOUNT                 SHARES              AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                   7,579,178        $106,390,617              9,396,250        $137,260,130
Shares issued to
  shareholders in
  reinvestment of
  distributions                  --                 --                     130,060           1,987,311
Shares reacquired            (3,192,472)        (44,511,587)            (3,912,699)        (55,577,240)
                             ----------        ------------             ----------        ------------
    Net increase              4,386,706        $ 61,879,030              5,613,611        $ 83,670,201
                              =========        ============              =========        ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $1,735. The series had no significant borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2002, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.04% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                          DATE OF      SHARE/PRINCIPAL
DESCRIPTION           ACQUISITION               AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
Abgenix, Inc.            10/31/00               13,500     $945,000     $125,685

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VND-3 8/02 188M